SERIES A PREFERRED STOCK

SECURITIES PURCHASE AGREEMENT

THIS SERIES A PREFERRED STOCK SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of February 7, 2013 by and between Entertainment Art, Inc., a Nevada corporation (Symbol EERT) (the "Company") and the subscribers identified herein and on the signature pages hereto (each a "Subscriber" and collectively the "Subscribers"). This Agreement is provided to certain prospective Subscribers for the within described offering of the Company’s Series A Preferred Stock, par value $0.001 per share (the "Preferred Stock" and, the shares of Preferred Stock being offered hereby, being referred to as the "Shares").

This Agreement constitutes an irrevocable Agreement of the Subscriber to purchase and of the Company to sell, up to a maximum aggregate of 2,000,000 shares of Preferred Stock (the "Shares") at a purchase price of $1.00 per Share for an aggregate maximum purchase price of $2,000,000 (the "Purchase Price").

RECITALS

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Rule 506 of Regulation D, Regulation S, and Section 4(2) of the Securities Act (as defined below), the Company desires to offer and sell to certain accredited investors up to 2,000,000 Shares for an aggregate offering amount of up to $2,000,000.00. The Shares, and shares of Common Stock, par value $0.001 per share of the Company (the "Common Stock") issuable upon conversion thereof (the "Conversion Shares") issued herein, are sometimes collectively referred to herein as the "Securities";

WHEREAS, the Company has filed contemporaneously herewith, a Certificate of Designation of Series A Preferred Stock substantially in the form as annexed hereto as Exhibit A (the "Certificate of Designation"), designating the rights, preferences and priveledges of the Conversion Shares, and reserving for issuance, up to 2,000,000 shares of Series A Preferred Stock for issuance in one to 3 separate closings (presuming that all milestones and conditions to closing have been satisfied; and

WHERAS, the Subscribers are initially investing only up to $1,150,00 in the first closing, however, presuming all conditions have been satisfied, may invest up to an additional $850,000 in two additional Closings;

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Subscribers agree as follows:

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1. Agreement to Purchase.

1.1 Closing Date. The "Closing Date" shall be the date that the Purchase Price is transmitted by wire transfer or otherwise credited to or for the benefit of the Company. This offering may be consummated in one or more closings from time to time and each such date a "Closing Date." The consummation of the transactions contemplated herein for the first Closing Date shall take place commencing the earliest as of February 28, 2013 upon the satisfaction or waiver of all conditions to closing set forth in this Agreement or until the maximum of $2,000,000 of Shares are sold.

1.2 Closing Conditions;Three Closings. It is anticipated that the Company will consummate up to 3 closings at identical terms hereto, for up to $2,000,000 for 2,000,000 Shares. The Subscribers, or their assigns, shall only be required to invest further if the Company has satisfied all of its obligations herein, and the performance watermarks. Subject to the satisfaction or waiver of the terms and conditions of this Agreement, on each Closing Date, each Subscriber closing thereupon shall purchase and the Company shall issue to each Subscriber, such number of Shares as subscribed and paid for as provided below.

2. Representations, Warranties and Covenants of the Subscriber. Each Subscriber represents and warrants to the Company, and covenants for the benefit of the Company and each other Subscriber, as follows:

2.1 The Subscriber is an "accredited investor" as defined under Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"). In the alternative, the Subscriber acknowledges that it is not a US person as defined under Regulation S, and that it is not acquiring the Shares for re-sale or distribution in the United States other than as provided under the safe harbor provisions of Regulation S or Regulation D or Section 4(2).

2.2 The Subscriber is acquiring the Shares for its own account and not with a view to any distribution of any of the Securities in violation of the Securities Act. The Subscriber understands that the current market price for the Common Stock of the Company does not have any bearing on the Company’s actual value, and that the same may decline precipitously once a market develops. Subscriber further acknowledges and understands that the terms of the Shares have not been reviewed or assessed by any independent party and were arbitrarily determined by the Company’s board in good faith.

2.3 Each Subscriber understands that an investment in the Securities involves a high degree of risk and illiquidity, including, risk of loss of their entire investment. Each Subscriber represents that such Subscriber has been given full and complete access to the Company for the purpose of obtaining such information as such Subscriber or its qualified representative has reasonably requested in connection with the decision to purchase the Shares. Each Subscriber represents that such Subscriber has received and reviewed copies of the SEC reports of the Company and term sheet as well as copies of the exhibits hereto. Each Subscriber represents that such Subscriber has been afforded the opportunity to ask questions of the officers of the Company regarding its business prospects and the Shares, all as such Subscriber or such Subscriber’s qualified representative have found necessary to make an informed investment decision to purchase the Shares. Subscriber understands that if no market develops, that Subscriber will not be able to sell any of the Shares or other securities acquired by it.

The Subscriber acknowledges that it has significant prior investment experience, including investment in non-listed and non-registered securities, and that the Subscriber recognizes the highly speculative nature of this investment. In particular, and without limitation, the Subscriber represents that it understands that the Company’s securities have suffered significant illiquidity and that its current Common Stock price is not necessarily indicative of the Company’s value and that other restricted shareholders are eligible to sell securities pursuant to Rule 144 of the Securities Act. The Subscriber represents that it has been furnished with, and has reviewed, all of the Company’s SEC Reports (as hereinafter defined) as filed with the Securities and Exchange Commission, its most recent term sheet relating to this offering, and all documents and other information regarding the Company that the Subscriber had requested or desired to know and all other documents which could be reasonably provided have been made available for the Subscriber’s inspection and review;

2.4 The subscriber understands and acknowledges that currently, an affiliate of the Company, is a control person that has acquired its shares at substantially lower prices and that, accordingly, Subscriber will suffer immediate and substantial dilution.

2.5 The Subscriber acknowledges that the Securities have not been passed upon or reviewed by the Securities and Exchange Commission. The Subscriber agrees that it will not sell, transfer or otherwise dispose of any of the Shares until they are registered under the Securities Act, or unless an exemption from such registration is available and that a legend substantially in the form as provided in Section 4 below will be placed on the certificate(s) representing the shares to such effect;

2.6 This Agreement constitutes a valid and binding agreement and obligation of the Subscriber enforceable against the Subscriber in accordance with its terms, subject to limitations on enforcement by general principles of equity and bankruptcy or other laws affecting the enforcement of creditors' rights generally;

2.7 Subscriber is not acquiring the Securities as part of a group, as such term is defined in Section 13 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and is not acting in concert with any person acting in such manner. Subscriber makes its own voting and dispositive decisions and has not agreed to grant any proxy or enter into any form of voting trust, agreement or similar arrangement with respect to the Shares;

2.8 This Agreement has been duly authorized, validly executed and delivered on behalf of the Subscriber, and the Subscriber has full power and authority to execute and deliver this Agreement and the other agreements and documents contemplated hereby and to perform his obligations hereunder and thereunder; and

2.9 Subscriber has not paid any finders fees, commissions or broker fees in connection with his/her/its investment herein and has not been solicited by means of any form of advertisement, public dissemination or solicitation.

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3. Representations, Warranties and Covenants of the Company. The Company represents and warrants to the Subscriber, and covenants for the benefit of the Subscriber and Subscriber’s heirs, assigns and transferees, as follows:

3.1 Organization and Qualification. The Company is duly incorporated or otherwise organized, validly existing and in good standing under the laws of the State of Nevada, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in any material violation of any of the provisions of its certificate of incorporation, bylaws or other organizational or charter documents.

3.2 Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated herein and otherwise to carry out its obligations hereunder, subject to consents and waiver of anti dilution provisions of various existing shareholders. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Company and no further action is required by the Company in connection therewith. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies, or (ii) laws relating to the availability of specific performance, injunctive relief or other equitable principles of general application.

3.3 No Violation or Conflict. Assuming the representations and warranties of the Subscribers in Section 2 are true and correct, neither the issuance and sale of the Securities nor the performance of the Company’s obligations under this Agreement, and all other agreements entered into by the Company relating thereto by the Company will:

(i) violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the articles or certificate of incorporation, charter or bylaws of the Company, or the Certificate of Designation, (B) to the Company's knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or over the properties or assets of the Company or any of its Affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its Affiliates is a party, by which the Company or any of its Affiliates is bound, or to which any of the properties of the Company or any of its Affiliates is subject, or (D) the terms of any "lock-up" or similar provision of any underwriting or similar agreement to which the Company, or any of its Affiliates is a party except the violation, conflict, breach, or default of which would not have a Material Adverse Effect; or

(ii) result in the creation or imposition of any lien, charge or encumbrance upon the Securities or any of the assets of the Company or any of its Affiliates except as described herein; or

(iii) except as have been waived, result in the activation of any anti-dilution rights or a reset or re-pricing of any debt or security instrument of any other creditor or equity holder of the Company, nor result in the acceleration of the due date of any obligation of the Company.

3.4 Issuance of the Securities. The Shares have been, or will be, duly and validly authorized, validly issued, fully paid and non assessable and on the date of issuance of the Shares upon payment therefore, and if registered pursuant to the Securities Act and resold pursuant to an effective registration statement will be free trading and unrestricted, free and clear of all liens. The Company has reserved 25,000,000 shares of Common Stock for issuance as Conversion Shares and, shall reserve additional shares from time to time, if and as necessary. The Conversion Shares have been duly and validly authorized, designated and reserved for issuance and, upon conversion of the Shares in accordance with their terms, such Conversion Shares shall be deemed fully paid and non-assessable in all respects.

3.5 SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the twelve months preceding the date hereof (or such shorter period as the Company was required by law to file such reports) (the foregoing materials, as finally amended being collectively referred to herein as the "SEC Reports") on a timely basis or has timely filed a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports, as amended, complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent that such SEC Reports may have been subsequently amended or supplemented to correct such misstatement or omission or to correct information relating to the Company’s internal controls. The SEC Reports (including any amendments thereto or Reports filed after the date hereof) and their exhibits are incorporated by reference herein. The Company has formed Biozoom Technologies, Inc., as its wholly owned subsidiary and will issue, no less than 39,000,000 of its shares in connection with the acquisition of certain intellectual property and other assets.

3.6 Certain Registration Matters. Assuming the accuracy of each Subscriber’s representations and warranties, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Subscriber under this Agreement.

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4. Other Agreements of the Parties.

4.1 Other Agreements of the Parties. (a) The Company and each Subscriber agrees that the Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of the Securities other than pursuant to an effective registration statement, to the Company, to an affiliate of a Subscriber or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company with an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement.

(b) (i) Certificates evidencing the Shares and Conversion Shares (if any are issued upon conversion).will contain substantially the following legend, until such time as such securities are sold pursuant to an exemption from the Securities Act registration requirements:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.

4.2 Placement Agent Fees/Expenses. The Company acknowledges that it may retain one or more placement agents (who are appropriately FINRA registered) to act as its managing placement agent in connection with the sale of Shares. The Company has reserved and may pay, a cash commission of up to 7% of the amount raised and a non-accountable expense allowance, and blue sky related costs. The Company may also be required to pay any legal fees (of its own as well as placement agent counsel), escrow and disbursement costs, printing, consulting or due diligence fees of a placement agent in connection any financing.

4.3 Registration Rights. The issuance and resale of the shares have not been registered under a Registration Statement filed and declared with the SEC and it is not contemplated that a registration statement covering the Shares will be filed.

4.4 Subsequent Closings/Watermarks. The within offering is contemplated at up to $2,000,000. The Subscriber’s obligations to invest additional sums are conditioned upon continued compliance by the Company of its obligations herein and in the Certificate of Designations, and, in the satisfaction of the following criteria and conditions prior to each subsequent closing:

(a) $425,000 shall be invested (425,000 shares of Series A Preferred Stock) only upon the bona-fide sale by the Company or its subsidiaries, or manufacturing of finished goods of an amount greater than $500,000US to a third party purchaser, and

(b) $425,000 shall be invested (425,000 of Series A Preferred Stock) upon rollout of a robust retail web portal that can support the general public and a minimum of 200 retail customers for use for development or acquisition of additional intellectual property, prototype development and

In the event that an adjustment is made at any time to the Conversion Price in effect of the Series A Preferred Stock, then the Conversion Price in effect at each subsequent Closing Date, shall be the Conversion Price as adjusted from time to time, as provided in the Certificate of Designations.

5. Binding Effect; Assignment. This Agreement is not assignable by the Company. This Agreement and any and all of the rights relating hereto are assignable and transferable by the Subscriber without the prior written consent of the Company. This Agreement is assignable by the Subscriber to any other potential subscriber or assignee. This Agreement and the provisions hereof shall be binding and shall inure to the benefit of the Company and its successors and permitted assigns with respect to the obligations of the Subscriber under this Agreement, and to the benefit of the Subscriber and its successors and assigns with respect to the obligations of the Company under this Agreement. The Company hereby advises its transfer agent in effect from time to time, that the Subscriber may sell or assign said shares subject only to applicable Federal or State securities laws and without any other restrictions on the part of the Company. The Company shall pay for any legal or legend removal letter or opinion or reimburse the reasonable costs of Subscriber (or its assigns) in obtaining the same.

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6. Governing Law; Jurisdiction. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York, County of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

7. Entire Agreement. This Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior and/or contemporaneous oral or written proposals or agreements relating thereto all of which are merged herein. This Agreement may not be amended or any provision hereof waived in whole or in part, except by a written amendment signed by both of the parties.

8. Survival. The representations and warranties of the Company and the Subscriber shall survive the Closing hereunder.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[Company Signature Page of Entertainment Art, Inc., to eries A Preferred Stock Securities Purchase Agreement Between Subscriber and Entertainment Art, Inc.]

IN WITNESS WHEREOF, this Agreement was duly executed on the date first written above and, the Company hereby issues to Subscriber such number of Shares as is set forth on the cover page hereof and on the signature page of Subscriber, to this Agreement.

ENTERTAINMENT ART, INC.

By:_______________________________________

Name:

Title:

[Investor Signature Pages Follow]

[Counter Part Signature Page of of Subscriber, to Series A Preferred Stock Securities Purchase Agreement Between Subscriber and Entertainment Art, Inc.]]

__________________________________________

Print Name of Subscriber:

__________________________________________

(Signature)

__________________________________________

Print name and title, if Subscriber is an entity

Investment Amount: US$ .

(same as amount identified in the line below)

No of Shares: .

Social Security No./EIN:

Date: February __, 2013

ADDRESS FOR NOTICE

Street:

City/State/Zip:

Attention:

Tel:

Fax:

EXHIBIT A

Series A Preferred Stock Certificate of Designation

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